                                                                    EXHIBIT 99.3



                                                                  Execution Copy


                         AGREEMENT AND SECOND AMENDMENT
                                       TO
                             COMPETITIVE ADVANCE AND
                REVOLVING CREDIT FACILITY AGREEMENT (FACILITY A)


         THIS AGREEMENT AND SECOND AMENDMENT TO COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT (FACILITY A) (this "Amendment") dated as of June 25, 1999 is among:

         (a) SERVICE CORPORATION INTERNATIONAL, a Texas corporation (the "Company");

         (b) the banks and other financial institutions listed under the caption "Continuing Bank" on the signature pages hereof, (collectively, the "Continuing Banks");

         (c) the banks listed under the caption "Retiring Bank" on the signature pages hereof (collectively, the "Retiring Banks");

         (d) the banks listed under the caption "New Bank" on the signature pages hereof (collectively, the "New Banks") and together with the Continuing Banks collectively, the "Banks");

         (e) THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Banks (in such capacity, the "Administrative Agent"); and

         (d) BANK OF AMERICA NT & SA, CITIBANK, N.A., ROYAL BANK OF CANADA, SOCIETE GENERALE, SOUTHWEST AGENCY and UBS AG, STAMFORD BRANCH (collectively, the "Co-Agents").


                              PRELIMINARY STATEMENT

         The Company, the Administrative Agent and the Co-Agents, the Continuing Banks and the Retiring Banks have entered into a Competitive Advance and Revolving Credit Facility Agreement (Facility A) dated as of June 27, 1997, as amended pursuant to an Agreement and First Amendment to Competitive Advance and Revolving Credit Facility Agreement (Facility A) dated as of June 26, 1998 (said Competitive Advance and Revolving Credit Facility Agreement (Facility A), as so amended, being the "Credit Agreement"). All capitalized terms defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement. The Company, the Banks, the Retiring Banks (as only to Section 11(b) hereof), the Administrative Agent and the Co-Agents have agreed, upon the terms and conditions specified herein, to amend the Credit Agreement as hereinafter set forth:

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Company, the Banks, the Retiring Banks, the Administrative Agent and the Co-Agents hereby agree as follows:

         SECTION 1. Amendments to Section 1.01 of the Credit Agreement.

         (a) The definition of the term "Commitment" contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "'Commitment' means, (a) with respect to each Bank, the amount specified for such Bank on such Bank's signature page to the Second Amendment and (b) with respect to each Person who becomes a Bank after the Second Amendment Execution Date, the amount specified for such Person on the signature page of the Assignment and Acceptance, to which it is a party, in each case, as such amount may be permanently terminated or reduced from time to time pursuant to Section 2.12, Section 2.14, Section 2.15 or Section 9.11, and as such amount may be increased from time to time pursuant to Section 2.14, Section 2.15 or
Section 9.11. The Commitment of each Bank shall automatically and permanently terminate on the Maturity Date.".

         (b) The definition of the term "Original Termination Date" contained in
Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "'Original Termination Date' means June 23, 2000.".

         (c) The following defined terms are hereby added to Section 1.01 of the Credit Agreement:

         (i) "Second Amendment" means the Agreement and Second Amendment to Competitive Advance and Revolving Credit Facility Agreement (Facility A) dated as of June 25, 1999 among the Company, the Banks party thereto, the Administrative Agent, the Co- Agents and the Retiring Banks (as defined therein).

         (ii) "Second Amendment Execution Date" means the date the Second Amendment has been executed by all the parties thereto.

         (iii) "Utilization Fees" has the meaning specified in Section 2.07.

         SECTION 2. Amendment to Section 2.07 of the Credit Agreement. Section
2.07 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "SECTION 2.07. Fees.

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                 (a) The Company agrees to pay to each Bank, through the
         Administrative Agent, (i) on each March 31, June 30, September 30 and December 31 from the Execution Date to the date on which the Commitment of such Bank has been terminated and (ii) on the Maturity Date and on any other date on which the Commitment of such Bank has been terminated, facility fees (such facility fees being the 'Facility Fees'), in immediately available funds, at a rate per annum equal to .125 of 1% of the amount of the Commitment of such Bank from time to time outstanding, whether used, deemed used or unused, during the preceding quarter (or shorter period commencing with the Execution Date and/or ending with the Maturity Date).

                 (b) The Company agrees to pay to each Bank, through the Administrative Agent a utilization fee (the 'Utilization Fee'), which shall accrue at a rate per annum equal to .125 of 1% of each Bank's Commitment for (i) each day during the period from and including the Second Amendment Execution Date to but excluding the Termination Date on which the outstanding Committed Loans of such Bank exceed 25% of such Bank's Commitment, and (ii) each day on and after the Termination Date on which the outstanding Committed Loans of such Bank exceed 25% of such Bank's Commitment on the day immediately preceding the Termination Date. All Utilization Fees shall be payable in arrears on each September 30, December 31, March 31 and June 30 during the period from and including the Second Amendment Effective Date to, but excluding, the date the Committed Loans are paid in full.

                 (c) All Facility Fees and Utilization Fees shall be computed by the Administrative Agent on the basis of the actual number of days elapsed in a year of 360 days, and such computations, made in good faith, shall create a rebuttable presumption that they are accurate. The Facility Fees due to each Bank shall commence to accrue on the Execution Date and shall cease to accrue on the earlier of the Maturity Date and the termination of the Commitment of such Bank as provided herein. The Utilization Fees due to each Bank shall commence to accrue on the Second Amendment Execution Date and shall cease to accrue on the earlier of the Maturity Date and the termination of the Commitment of such Bank as provided herein.

                 (d) The Facility Fees and the Utilization Fees due under this
         Section 2.07 shall be paid on the date due, in immediately available funds, to the Administrative Agent for distribution among the Banks.

                 (e) The Company agrees to pay to the Administrative Agent the fees as provided in the Agent's Fee Letter.

                 (f) Notwithstanding the foregoing, in no event shall any Bank be permitted to receive any compensation hereunder constituting interest in excess of the Highest Lawful Rate.".

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         SECTION 3. Amendment to Section 2.09(a) of the Credit Agreement.
Section 2.09(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

         "(a) Subject to the provisions of Section 2.09(d) and Section 2.10, the Loans comprising each Eurodollar Borrowing shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to (i) in the case of each Eurodollar Committed Loan, the lesser of (A) the IBO Rate for the Interest Period in effect for such Borrowing plus .375 of 1% and (B) the Highest Lawful Rate, and (ii) in the case of each Eurodollar Competitive Loan, the lesser of (A) the IBO Rate for the Interest Period in effect for such Borrowing plus the Margin offered by the Bank making such Loan and accepted by a Borrower pursuant to Section 2.03 and (B) the Highest Lawful Rate.".

         SECTION 4. Conditions of Effectiveness. This Amendment shall become effective when, and only when the following conditions shall have been fulfilled:

         (a) the Company, the Administrative Agent, the Co-Agents, each Bank and each Retiring Bank shall have executed a counterpart hereof and delivered the same to the Administrative Agent or, in the case of any Bank or Retiring Bank as to which an executed counterpart hereof shall not have been so delivered, the Administrative Agent shall have received written confirmation by telecopy or other similar writing from such Bank or Retiring Bank of execution of a counterpart hereof by such Bank or Retiring Bank; and

         (b) the Administrative Agent shall have received from the Company a certificate of the Secretary or Assistant Secretary of the Company certifying that attached thereto is (i) a true and complete copy of the general borrowing resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of the Credit Agreement, as amended hereby, and (ii) the incumbency and specimen signature of each officer of the Company executing this Amendment.

         SECTION 5. Representations and Warranties True; No Default or Event of Default. The Company hereby represents and warrants to the Administrative Agent, the Co-Agents and the Banks and the Retiring Banks that after giving effect to the execution and delivery of this Amendment: (a) the representations and warranties set forth in the Credit Agreement are true and correct on the date hereof as though made on and as of such date; provided, however, that for purposes of this Section 5, the reference in the first sentence of Section 4.07 to the Company Financials shall be a reference to the consolidated financial statements of the Company and its Subsidiaries most recently delivered to the Administrative Agent and the Banks by the Company pursuant to Section 5.01(a)(i) or 5.01(a)(ii), as the case may be, and (b) no event has occurred and is continuing that constitutes either a Default or an Event of Default.

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         SECTION 6. Reference to the Credit Agreement and Effect on the Notes
and Other Documents Executed Pursuant to the Credit Agreement.

         (a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "herein," "hereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.

         (b) Upon the effectiveness of this Amendment, each reference in the documents and agreements delivered or to be delivered pursuant to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended hereby.

         (c) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "Commitment" and "Termination Date" shall mean and be a reference to each such term as amended hereby.

         (d) The Credit Agreement and other documents and agreements delivered pursuant to the Credit Agreement, and modified by the amendments referred to above, shall remain in full force and effect and are hereby ratified and confirmed.

         SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

         SECTION 8. GOVERNING LAW; BINDING EFFECT. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAW AND SHALL BE BINDING UPON THE COMPANY, THE ADMINISTRATIVE AGENT, THE CO-AGENTS, THE BANKS AND THE RETIRING BANKS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         SECTION 10. ENTIRE AGREEMENT. THE CREDIT AGREEMENT (INCLUDING THE EXHIBITS AND SCHEDULES HERETO), AS AMENDED HEREBY, THE BORROWING SUBSIDIARY COUNTERPARTS, IF ANY, THE ASSIGNMENT AND ACCEPTANCES, IF ANY, AND THE AGENT'S FEE LETTER EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE COMPANY, THE ADMINISTRATIVE AGENT, THE CO-AGENTS, THE BANKS AND THE RETIRING BANKS RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND

SUPERSEDE ALL PRIOR PROPOSALS, AGREEMENTS AND UNDERSTANDINGS RELATING TO SUCH SUBJECT MATTER.

         SECTION 11. Execution by Retiring Banks. (a) Each of the Banks (as defined in the Credit Agreement) is either a Continuing Bank or a Retiring Bank.

         (b) Each of the Retiring Banks is executing this Amendment solely for the purpose of acknowledging and agreeing that upon the effectiveness of this Amendment and the payment to it of all principal, interest, fees and any other amounts due and owing to it under the Credit Agreement and any related document or instrument, such Retiring Bank shall not have any commitment or obligation to the Company under the Credit Agreement or any related document or instrument and shall cease to be a Bank thereunder, and the Company shall have no obligation to any Retiring Bank under the Credit Agreement or this Amendment, except as provided in Sections 2.14, 2.15, 2.16, 2.20, 9.04 and 9.05 of the Credit Agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the date first stated herein, by their respective officers thereunto duly authorized.

                                             SERVICE CORPORATION INTERNATIONAL



                                             By:
                                                 -------------------------------
                                                        Todd A. Matherne
                                                 Vice President and Treasurer

                                             THE CHASE MANHATTAN BANK,
                                             as Administrative Agent


                                             By:
                                                 -------------------------------
                                             Name:

                                             Title:

                                      CO-AGENTS:

                                             BANK OF AMERICA NT & SA,
                                             as Co-Agent


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                             CITIBANK, N.A., as Co-Agent



                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                             ROYAL BANK OF CANADA,
                                             as Co-Agent



                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                             SOCIETE GENERALE, SOUTHWEST AGENCY,
                                             as Co-Agent



                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                             UBS AG, STAMFORD BRANCH,
                                             as Co-Agent



                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                       CONTINUING BANK:

                                             ABN AMRO BANK N.V.



                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------




                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------



                                             Commitment:    $15,000,000

FACILITY A

                                     CONTINUING BANK:

                                             BANK OF AMERICA NT & SA


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                             Commitment: $30,000,000





FACILITY A

                                     CONTINUING BANK:

                                             THE BANK OF NEW YORK


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             Commitment: $15,000,000





FACILITY A

                                     NEW BANK:

                                             BANK ONE, TEXAS, N.A.


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             Commitment:    $20,000,000



FACILITY A

                                     CONTINUING BANK:

                                             BANQUE NATIONALE DE PARIS,
                                             HOUSTON AGENCY


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             Commitment:    $9,000,000



FACILITY A

                                     CONTINUING BANK:

                                             CHASE BANK OF TEXAS
                                             NATIONAL ASSOCATION


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             Commitment:    $44,000,000



FACILITY A

                                     RETIRING BANK:

                                             CIBC, INC.


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------






FACILITY A

                                     CONTINUING BANK:

                                             CITIBANK, N.A.


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             Commitment:    $25,500,000









FACILITY A

                                     CONTINUING BANK:

                                             COMMERZBANK AKTIENGESELLSHAFT,
                                             ATLANTA AGENCY

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             Commitment:    $21,000,000






FACILITY A

                                     CONTINUING BANK:

                                             CREDIT LYONNAIS NEW YORK BRANCH


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             Commitment:    $20,000,000









FACILITY A

                                     RETIRING BANK:

                                             THE FUJI BANK, LIMITED


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------








FACILITY A

                                      RETIRING BANK:

                                            ISTITUTO BANCARIO SAN PAOLO DI
                                            TORINO ISTITUTO MOBILIARE ALIANO SPA

                                            By:
                                                -------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                   ----------------------------


                                            By:
                                                -------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                   ----------------------------









FACILITY A

                                     CONTINUING BANK:

                                             ROYAL BANK OF CANADA


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             Commitment:    $25,500,000









FACILITY A

                                     CONTINUING BANK:

                                             SOCIETE GENERALE, SOUTHWEST AGENCY


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             Commitment:    $25,500,000









FACILITY A

                                     CONTINUING BANK:

                                             SUNTRUST BANK, ATLANTA


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             Commitment:    $15,000,000









FACILITY A

                                     CONTINUING BANK:

                                             UBS AG, STAMFORD BRANCH


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------



                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

                                             Commitment:    $25,500,000









FACILITY A

                                     CONTINUING BANK:

                                             WESTPAC BANKING CORPORATION


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             Commitment:    $9,000,000









FACILITY A